Quarterly Holdings Report
for

Fidelity Advisor® Real Estate Fund

October 31, 2019

ARE-QTLY-1219
1.809102.116

Schedule of Investments October 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Capital Markets - 0.0%
Asset Management & Custody Banks - 0.0%
Ashford, Inc. (a)	1,855	$44,353
Equity Real Estate Investment Trusts (REITs) - 96.4%
REITs - Apartments - 23.4%
AvalonBay Communities, Inc.	167,240	36,401,458
Equity Residential (SBI)	281,409	24,949,722
Essex Property Trust, Inc.	78,047	25,531,515
Invitation Homes, Inc.	598,300	18,421,657
UDR, Inc.	483,700	24,305,925
		129,610,277
REITs - Diversified - 9.3%
Clipper Realty, Inc.	225,132	2,170,272
Crown Castle International Corp.	38,900	5,398,931
Digital Realty Trust, Inc.	138,200	17,556,928
Duke Realty Corp.	415,800	14,611,212
Equinix, Inc.	21,000	11,902,380
		51,639,723
REITs - Health Care - 11.8%
Healthcare Realty Trust, Inc.	411,200	14,297,424
Ventas, Inc.	448,705	29,210,696
Welltower, Inc.	239,219	21,694,771
		65,202,891
REITs - Hotels - 3.7%
Braemar Hotels & Resorts, Inc.	394,700	3,643,081
RLJ Lodging Trust	555,100	9,109,191
Sunstone Hotel Investors, Inc.	573,400	7,746,634
		20,498,906
REITs - Management/Investment - 1.3%
Lexington Corporate Properties Trust	63,889	695,112
Weyerhaeuser Co.	215,800	6,303,518
		6,998,630
REITs - Manufactured Homes - 4.0%
Equity Lifestyle Properties, Inc.	311,406	21,779,736
REITs - Office Property - 10.9%
Alexandria Real Estate Equities, Inc.	89,900	14,271,625
Boston Properties, Inc.	105,947	14,535,928
Douglas Emmett, Inc.	288,200	12,484,824
Highwoods Properties, Inc. (SBI)	322,500	15,093,000
Mack-Cali Realty Corp.	193,200	4,138,344
		60,523,721
REITs - Regional Malls - 4.6%
Simon Property Group, Inc.	124,750	18,797,330
Taubman Centers, Inc.	187,400	6,705,172
		25,502,502
REITs - Shopping Centers - 5.7%
Acadia Realty Trust (SBI)	312,171	8,734,545
Cedar Realty Trust, Inc.	1,228,770	4,104,092
SITE Centers Corp.	590,750	9,174,348
Urban Edge Properties	453,641	9,576,362
		31,589,347
REITs - Storage - 8.4%
CubeSmart	531,900	16,861,230
Extra Space Storage, Inc.	160,000	17,963,200
Public Storage	50,950	11,354,717
		46,179,147
REITs - Warehouse/Industrial - 13.3%
Americold Realty Trust	350,700	14,059,563
Prologis, Inc.	610,254	53,555,891
Terreno Realty Corp.	107,600	6,069,716
		73,685,170

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		533,210,050

Hotels, Restaurants & Leisure - 1.2%
Hotels, Resorts & Cruise Lines - 1.2%
Marriott International, Inc. Class A	53,000	6,707,150
Real Estate Management & Development - 0.5%
Real Estate Services - 0.5%
Jones Lang LaSalle, Inc.	19,300	2,827,836
TOTAL COMMON STOCKS
(Cost $380,846,196)		542,789,389

Money Market Funds - 2.2%
Fidelity Cash Central Fund 1.83% (b)
(Cost $12,239,139)	12,236,692	12,239,139
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $393,085,335)		555,028,528
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(1,439,058)
NET ASSETS - 100%		$553,589,470

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$31,011
Total	$31,011

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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